UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2022

ProFrac Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41388	87-2424964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Shops Boulevard, Suite 301 Willow Park, Texas	76087
(Address of principal executive offices)	(Zip Code)

(254) 776-3722

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A common stock, par value $0.01 per share	PFHC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed by ProFrac Holding Corp., a Delaware corporation (the “Company”), in its Current Report on Form 8-K that was filed on July 29, 2022 with the Securities and Exchange Commission (the “July Form 8-K”), the Company entered into the First Amendment to the Credit Agreement, which amended that certain Term Loan Credit Agreement (the “Term Loan Agreement”) dated as of March 4, 2022, by and among ProFrac Holdings LLC (the predecessor of the Company), ProFrac Holdings II LLC, as borrower (the “Term Loan Borrower”), the guarantors party thereto and each of the lenders party thereto, and Piper Sandler Finance LLC, as the agent and collateral agent for the lenders (the Term Loan Agreement as amended by the First Amendment to Credit Agreement, the “Amended Term Loan Agreement”). The material terms of the Amended Term Loan Agreement are described in the July Form 8-K and such description is incorporated by reference herein.

On August 25, 2022, the Term Loan Borrower requested $80,000,000 of Delayed Draw Term Loans (as such term is defined in the Amended Term Loan Agreement) (the “September Delayed Draw Term Loan”) under the Amended Term Loan Agreement. On September 1, 2022, certain of the existing lenders under the Amended Term Loan Agreement funded the September Delayed Draw Term Loan. After giving effect to the funding of the September Delayed Draw Term Loan and solely to the extent that the Term Loan Borrower is able to obtain corresponding commitments from the existing lenders and/or new lenders, the Term Loan Borrower may request an additional $20,000,000 of Delayed Draw Term Loans under the Amended Term Loan Agreement subject to the terms and conditions thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROFRAC HOLDING CORP.

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

Date: September 2, 2022